Exhibit 10.1

To:	Pinnacle West Capital Corporation (“Party B”) 400 North Fifth Street, Mail Station 9996 Phoenix, Arizona 85004
From:	Wells Fargo Bank, National Association (“Party A”) 30 Hudson Yards, 14th Floor New York, NY 10001-2170
Re:	Amendment to Share Forward Transactions
Date:	August 28, 2025

Ladies and Gentlemen:

This letter agreement (this “Amendment”) amends each of the Confirmation dated as of February 28, 2024 (“Confirmation 1”) and the Confirmation dated as of February 29, 2024 (“Confirmation 2”, together with Confirmation 1, the “Confirmations”) in respect of the Share Forward Transactions between Wells Fargo Bank, National Association (“Dealer”) and Pinnacle West Capital Corporation (“Counterparty”), as amended and supplemented from time to time. Any capitalized term used but not defined herein shall have the meaning assigned thereto in the Confirmations.

1.Amendment.

(a)“September 4, 2025” under the term Maturity Date shall be replaced with “December 31, 2026”.

(b)Schedule I of the Confirmations is hereby amended by replacing it with the following:

[Redacted]

2.As of the date of this Amendment, Party B hereby repeats (i) the representations, warranties and agreements contained in the Confirmations under the headers “Representations and Agreements of Party B”, “Additional Representations, Warranties and Agreements of Party B”, “Additional Mutual Representation and Warranty” and “Covenant of Party B” and (ii) the representation in Section 3(a)(iii) of the 2002 ISDA Master Agreement.

3.No Additional Amendments or Waivers. Except as amended hereby, all the terms of the Transactions and provisions in the Confirmations shall remain and continue in full force and effect and

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are hereby confirmed in all respects.
4.Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.
5.Governing Law; Jurisdiction. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN CONNECTION WITH ALL MATTERS RELATING HERETO AND WAIVE ANY OBJECT TO THE LAYING OF VENUE IN, AND ANY CLAIM OF INCONVENIENT FORUM WITH RESPECT TO, THESE COURTS.

6.Waiver of Jury Trial. EACH OF PARTY A AND PARTY B HEREBY IRREVOCABLY WAIVES (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS STOCKHOLDERS) ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY TRANSACTION OR THE ACTIONS OF PARTY A OR ITS AFFILIATES IN THE NEGOTIATION, PERFORMANCE OR ENFORCEMENT HEREOF.

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Party B hereby agrees (a) to check this Amendment carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing (in the exact form provided by Party A) correctly sets forth the terms of the agreement between Party A and Party B hereunder, by manually signing this Amendment or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to us.
Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Cathleen Burke
Designated Signer
Name: Cathleen Burke

Agreed and accepted by:

PINNACLE WEST CAPITAL CORPORATION

By: /s/ Chris Bauer
Name: Chris Bauer
Title:    Vice President and Treasurer

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